Dear Shareholder:

The Victory Prospectus for the following Funds is being revised to reflect the liquidation of the Class C Shares of the Convertible Fund. This information is important and is part of your Prospectus.

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                             The Victory Portfolios

                                  Balanced Fund
                                Convertible Fund
                                Real Estate Fund

                       Supplement dated February 11, 2005
                      To the Prospectus dated March 1, 2004



On January 28, 2005, the Class C Shares of Convertible Fund were liquidated. As of that date, Class C Shares of this Fund are no longer being offered. All references to the Class C Shares of Convertible Fund in this prospectus are, therefore, deleted.


















Please insert this Supplement in the front of your Prospectus. If you want to obtain more information, please call the Victory Funds at 800-539-3863.











                                  VF-SPEC-SUPP4